SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of Earliest Event Reported):
                              January 7, 1998


                 PARADIGM MEDICAL INDUSTRIES, INC.
                 ---------------------------------
          (Exact name of registrant as specified in this Charter)



        Utah                     0-28498            87-0459536
-----------------------     ------------------   ----------------
(State or other              (Commission File        (IRS Employer
jurisdiction of                Number)           Idenitification
                                                          No.)

1127 West 2320 South, Suite A, Salt Lake City, Utah       84119
---------------------------------------------------     ---------
(Address of principal executive offices)               (Zip Code)



            Registrant's Telephone Number, Including Area Code:
                                (801) 977-8970
                             ---------------


                              Does Not Apply
                 -------------------------------------
   (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits

      (b) The following pro forma statements of Paradigm Medical Industries, Inc. are included herein:
             Pro Forma Condensed Consolidated Balance Sheet as of
              November 30, 1997 (unaudited)
             Pro Forma Condensed Consolidated Statement of
              Operations for the month ended November 30, 1997
               (unaudited)

                      PARADIGM MEDICAL INDUSTRIES, INC.
                               BALANCE SHEETS
                                 (UNAUDITED)

                                                         Pro forma
                                      November 30,        as of
                                         1997           November 30,
                                      ------------        1997 (a)
                                       (Unaudited)     ------------
ASSETS
Current assets:
  Cash and cash equivalents         $  144,618        $   581,218
  Marketable debt securities              275            500,275
  Trade accounts receivable            190,042            190,042
  Inventories                          998,274            998,274
  Prepaid expenses                      19,439             19,439
                                    ----------        -----------
      Total current assets           1,352,648          2,289,248
Deferred charges, net                  327,960            461,360
Property and equipment, net            115,039            115,039
                                    ----------        -----------
      Total assets                  $1,795,647        $ 2,865,647
                                    ==========        ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Trade accounts payable            $  385,171         $  385,171
  Accounts payable -
    related parties                    411,067            411,067
  Accrued expenses                     307,407            307,407
  Note payable to bank - current         3,445              3,445
  Purchase deposit                      42,000             42,000
                                    ----------         ----------
      Total current liabilities      1,149,090          1,149,090

Note payable, less current portion      12,035             12,035
12% convertible redeemable notes
  due 12/08/2000(a)                                     1,070,000
                                    ----------         ----------
Total liabilities                    1,161,125          2,231,125
                                    ==========         ==========


Stockholders' equity:
  Preferred stock, $.001 par
   value, authorized:
   5,000,000 shares
    Series A, $.001 par value,
      authorized: 500,000
      shares; issued and
      outstanding: 122,764
      shares at December 31,
      1996 and 53,302 shares
      at November 30, 1997
      (aggregate liquidation
      preference of $233,208
      at November 30, 1997)                 53                 53
    Series B, $.001 par value,
      authorized: 500,000
      shares; issued and
      outstanding: 448,398
      shares at December 31,
      1996 and 60,573 shares
      at November 30, 1997
      (aggregate liquidation
      preference of $242,292
      at November 30, 1997)                 61                61
    Additional paid-in capital,
      preferred stock                   76,186            76,186
  Common stock, $.001 par value,
    authorized: 20,000,000
    shares; issued and outstanding:
    3,194,061 shares at December 31,
    1996 and 3,773,641 shares at
    November 30, 1997                    3,774             3,774
  Additional paid-in capital,
    common stock                     8,195,501         8,195,501
  Treasury stock, 2,600 shares,
    at cost                             (3,777)           (3,777)
  Unearned compensation                 (6,314)           (6,314)
  Accumulated deficit               (7,630,962)       (7,630,962)
  Unrealized gain on marketable
    debt securities, available-
    for-sale
                                    ----------        ----------
      Total stockholders' equity       634,522           634,522
                                    ----------        ----------

      Total liabilities and
        stockholders' equity       $ 1,795,647       $ 2,865,647
                                   ===========       ===========

      (a) Paradigm Medical Industries, Inc. (the "Company") is offering up to 40 Units in a private offering, each Unit consisting of a $50,000 unsecured 12% convertible, redeemable
Promissory Note maturing in three years and convertible into shares of the Company's common stock at $2.00 per share.

      Subscriptions for 21.4 Units, aggregating $1,070,000, have been accepted by the Company and the initial closing occurred on December 8, 1997. The Company and the Placement Agent have agreed to extend the offering to January 31, 1998 or earlier if all Units are fully subscribed for prior to January 31, 1998. In addition, the Company has granted the Placement Agent a five day option to purchase up to six additional Units.

                   PARADIGM MEDICAL INDUSTRIES, INC.
                         STATEMENT OF OPERATIONS
                For the Month Ended November 30, 1997
                            (Unaudited)

                                             One Month Ended
                                            November 30, 1997
                                            -----------------
                                                (Unaudited)
Sales                                   $    178,330

Cost of sales                                 61,459
Amortization of deferred charges               6,188 (a)
                                        ------------
Net cost of sales                             67,647

   Gross profit                         $    110,683
                                        ------------
   Gross margin                                  62%

Operating expenses:
  Marketing and selling                       62,485  (a)
  General and administrative                 101,881  (a)
  Research and development                    18,528  (a)
                                        ------------
    Total operating expenses                 182,894  (a)
                                        ------------

Operating loss                          $    (72,211)

  Interest income                                733
  Interest expense                                12
                                        ------------

    Total other income (expense)                 761


Net Loss                                $    (71,450)
                                        ============

Net loss attributable to
  common shareholders                   $      (0.02)
Shares used in computing
  net loss per common share                3,773,641


Note (a) Non-cash items

   Amortization of deferred charges                    $  6,188
   Deferred officers salaries                            16,250
   Depreciation                                           2,358
                                                       --------
      Total non-cash items                             $ 24,796
                                                       ========

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PARADIGM MEDICAL INDUSTRIES, INC.
                                      (Registrant)


Date: January 7, 1998       By:  John W. Hemmer
                                 Treasurer and Chief
                                   Financial Officer